SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



Date of Report:  December 23, 1998
(Date of earliest event reported)

Commission File No. 333-65481




                     Norwest Asset Securities Corporation
--------------------------------------------------------------------------------



              Delaware                                 52-1972128
-----------------------------------     ----------------------------------------
      (State of Incorporation)            (I.R.S. Employer Identification No.)




7485 New Horizon Way, Frederick, Maryland                          21703
----------------------------------------------------     -----------------------
        Address of principal executive offices                  (Zip Code)




                                (301) 846-8881
--------------------------------------------------------------------------------
              Registrant's Telephone Number, including area code




--------------------------------------------------------------------------------
(Former name,former address and former fiscal year,if changed since last report)

ITEM 5.     Other Events

      On December 23, 1998, Norwest Asset Securities Corporation, a Delaware corporation (the "Registrant"), sold Mortgage Pass-Through Certificates, Series 1998-34, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-R, Class A-LR, Class B-1, Class B-2 and Class B-3 (the "Offered Certificates"), having an aggregate original principal balance of $396,748,200.00 The Offered Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of December 23, 1998, among the Registrant, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer" or "Norwest Bank"), United States Trust Company of New York, as trustee, and First Union National Bank, as trust administrator (the "Agreement"), a copy of which is filed as an exhibit hereto. Mortgage Pass-Through Certificates, Series 1998-34, Class A-PO Certificates, having an aggregate initial principal balance of $458,325.88, and Class B-4, Class B-5 and Class B-6 Certificates, having an aggregate initial principal balance of $2,800,461.67 (the "Private Class B Certificates" and, together with the Class A-PO Certificates and the Offered Certificates, the "Certificates"), were also issued pursuant to the Agreement.

      As of the date of initial issuance, the Offered Certificates evidenced an approximate 99.19% undivided interest in a trust fund (the "Trust Estate"), consisting principally of a pool of fixed interest rate, conventional, monthly pay, fully-amortizing, one-to four-family residential first mortgage loans, other than the Fixed Retained Yield (as defined in the Agreement), which may include loans secured by shares issued by cooperative housing corporations. The remaining undivided interests in the Trust Estate are evidenced by the Class A-PO and Private Class B Certificates. Distributions on the Private Class B Certificates are subordinated to distributions on the Offered Certificates and the Class A-PO Certificates.

      Interest on the Offered Certificates will be distributed on each Distribution Date (as defined in the Agreement). Monthly distributions in reduction of the principal balance of the Offered Certificates will be allocated to the Offered Certificates in accordance with the priorities set forth in the Agreement. Distributions of interest and in reduction of principal balance on any Distribution Date will be made to the extent that the Pool Distribution Amount is sufficient therefor.

      An election will be made to treat the Trust Estate as two REMICs for federal income tax purposes (the "Upper-Tier REMIC" and "Lower-Tier REMIC," respectively). The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-10, Class A-PO, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates will be treated as "regular interests" in the Upper-Tier REMIC and the Class A-R and Class A-LR Certificates will be treated as the "residual interests" in the Upper-Tier REMIC and Lower-Tier REMIC, respectively.

ITEM 7.     Financial Statements and Exhibits
            ---------------------------------

            (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                         Description
-----------                         -----------

      (EX-4)                        Pooling and Servicing Agreement,
                                    dated as of December 23, 1998, among
                                    Norwest Asset Securities Corporation,
                                    Norwest Bank Minnesota, National
                                    Association, United States Trust Company of New York, as trustee, and First Union National Bank, as trust administrator.

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    NORWEST ASSET SECURITIES CORPORATION

December 23, 1998

                                    ------------------------------------------
                                    Alan S. McKenney
                                    Vice President

                              INDEX TO EXHIBITS
                              -----------------


                                                                  Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------


   (EX-4)               Pooling and Servicing                       E
                        Agreement, dated as of December 23,
                        1998 among Norwest Asset Securities
                        Corporation, Norwest Bank
                        Minnesota, National Association,
                        United States Trust Company of New
                        York, as trustee and First Union
                        National Bank, as trust
                        administrator.

                      NORWEST ASSET SECURITIES CORPORATION

                              OFFICER'S CERTIFICATE
                              ---------------------


      I,  Alan  S.  McKenney,   Vice  President  of  Norwest  Asset   Securities
Corporation (the "Company") do hereby certify to Cadwalader, Wickersham & Taft that:

      1. The Company is not a party to, or bound by, any indenture, agreement or instrument relating to or affecting the Mortgage Loans or the Class A or Class B Certificates, or any category of property inclusive of the Mortgage Loans or the Class A or Class B Certificates other than (i) the Pooling and Servicing
Agreement, dated as of December 23, 1998 (the "Pooling and Servicing Agreement"), among the Company, Norwest Bank Minnesota, National Association, United States Trust Company of New York, as trustee, and First Union National Bank, as trust administrator, relating to the issuance of the Company's Mortgage Pass-Through Certificates, Series 1998-34, (ii) the underwriting agreement dated July 12, 1996 and terms agreement dated November 4, 1998 (together, the "Underwriting Agreement"), among the Company, Norwest Mortgage, Inc. ("Norwest Mortgage") and Lehman Brothers Inc. ("Lehman Brothers"), (iii) the purchase agreement, dated November 4, 1998 (the "Purchase Agreement"), among the Company, Norwest Mortgage and Lehman Brothers and (iv) the Mortgage Loan Purchase Agreement, dated as of December 23, 1998, between the Company and Norwest Mortgage.

      2. The sale of the Class A (other than the Class A-PO Certificates), Class B-1, Class B-2 and Class B-3 Certificates to Lehman Brothers pursuant to the Underwriting Agreement, the sale of the Class B-4, Class B-5 and Class B-6
Certificates to the Purchaser pursuant to the Purchase Agreement and the consummation of any of the transactions contemplated by the terms of the Pooling and Servicing Agreement do not conflict with or result in a breach or violation of any material term or provision of, or constitute a default under, the Certificate of Incorporation or By-Laws of the Company, or any indenture or other agreement or instrument to which the Company is a party or by which it is bound.

      3. There are no legal or governmental actions, investigations or proceedings pending to which the Company is a party or threatened against the Company. A legal or governmental action, investigation or proceeding is not deemed "threatened" for purposes of this certificate unless the potential litigant or governmental authority has manifested to the Company a present intention to initiate such proceedings.

      4. The Company is not a party to or bound by any order of any New York or federal court, regulatory body, administrative agency or governmental body having jurisdiction over the Company.

      5. Each of the Mortgage Loans was originated by a savings and loan association, savings bank, commercial bank, credit union, insurance company or similar institution which is supervised and examined by a federal or state authority, or a mortgagee approved by the Secretary of Housing and Urban Development.

      6. All capitalized terms used herein without definition have the meanings assigned to them in the Pooling and Servicing Agreement.

      IN WITNESS WHEREOF, I have signed my name.

Dated:  December 23, 1998





                                       By: -------------------------------------
                                           Alan S. McKenney
                                           Vice President




         -------------------------------------------------------------